UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811- 06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

FORM NQ

JANUARY 31, 2011

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 56.5%
CONSUMER DISCRETIONARY - 7.5%
Auto Components - 0.2%
Allison Transmission Inc., Senior Toggle Notes	11.250%	11/1/15	52,000	$57,330	(a)(b)

Automobiles - 0.1%
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	90,000	32,400	(c)

Hotels, Restaurants & Leisure - 4.1%
CCM Merger Inc., Notes	8.000%	8/1/13	80,000	80,000	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	180,000	154,800
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	25,000	25,938
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	190,000	183,825
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000	342,000
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	60,000	65,250
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	85,000	96,687
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	205,000	237,800
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	90,000	87,075	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	90,000	107,550
Sbarro Inc., Senior Notes	10.375%	2/1/15	50,000	22,250
Station Casinos Inc., Senior Notes	6.000%	4/1/12	100,000	10	(c)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	260,000	26	(c)(d)

Total Hotels, Restaurants & Leisure				1,403,211

Media - 2.2%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	30,000	32,025
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	35,000	36,575	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	250,000	265,937
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	150,000	157,500
UPC Holding BV, Senior Notes	9.875%	4/15/18	50,000	55,625	(b)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	170,000	181,900

Total Media				729,562

Multiline Retail - 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	150,000	139,500

Textiles, Apparel & Luxury Goods - 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	165,000	187,275

TOTAL CONSUMER DISCRETIONARY				2,549,278

CONSUMER STAPLES - 0.9%
Beverages - 0.3%
Constellation Brands Inc., Senior Notes	8.375%	12/15/14	80,000	88,800

Household Products - 0.3%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	85,000	90,100	(b)

Tobacco - 0.3%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	110,000	116,050

TOTAL CONSUMER STAPLES				294,950

ENERGY - 9.4%
Energy Equipment & Services - 0.8%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	150,000	158,625
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	85,000	75,225	(b)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	50,000	53,500

Total Energy Equipment & Services				287,350

Oil, Gas & Consumable Fuels - 8.6%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	215,000	212,313
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	100,000	115,750
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	155,000	165,850
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	250,000	274,375	(b)
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	520,000	563,108
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	86,495	(e)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	100,000	110,000	(b)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	70,000	64,750	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	95,000	$107,825
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	60,000	67,050
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	125,000	146,875
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	160,000	168,800
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	245,000	269,500	(b)
Teekay Corp., Senior Notes	8.500%	1/15/20	170,000	184,025
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	50,000	53,250
Williams Cos. Inc., Debentures	7.500%	1/15/31	245,000	270,698
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	28,000	34,070

Total Oil, Gas & Consumable Fuels				2,894,734

TOTAL ENERGY				3,182,084

FINANCIALS - 8.6%
Commercial Banks - 1.4%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	470,000	468,867	(b)(e)

Consumer Finance - 4.2%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	900,000	1,142,112
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	50,000	56,781
SLM Corp., Medium-Term Notes	8.000%	3/25/20	190,000	198,396

Total Consumer Finance				1,397,289

Diversified Financial Services - 3.0%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	864,325	(b)
Leucadia National Corp., Senior Notes	7.125%	3/15/17	50,000	52,250
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	108,500	(b)

Total Diversified Financial Services				1,025,075

TOTAL FINANCIALS				2,891,231

HEALTH CARE - 2.9%
Health Care Providers & Services - 2.9%
HCA Inc., Debentures	7.500%	11/15/95	10,000	8,000
HCA Inc., Notes	6.375%	1/15/15	200,000	204,750
HCA Inc., Senior Secured Notes	9.125%	11/15/14	50,000	52,750
HCA Inc., Senior Secured Notes	9.250%	11/15/16	27,000	29,194
HCA Inc., Senior Secured Notes	9.625%	11/15/16	153,000	165,431	(a)
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	40,000	44,400
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	73,000	83,950
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	210,000	259,875
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	120,000	123,900

Total Health Care Providers & Services				972,250

Pharmaceuticals - 0.0%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	10,000	10,412	(b)

TOTAL HEALTH CARE				982,662

INDUSTRIALS - 4.4%
Airlines - 0.7%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	70,000	73,675	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	122,132	127,018
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	40,000	43,900	(b)

Total Airlines				244,593

Commercial Services & Supplies - 1.3%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	120,000	136,200
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	60,000	63,900	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	210,000	239,400	(b)

Total Commercial Services & Supplies				439,500

Marine - 0.3%
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	110,000	91,025	(b)(c)

Road & Rail - 2.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	260,000	318,175

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	328,000	$363,670

Total Road & Rail				681,845

Trading Companies & Distributors - 0.1%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	41,800

TOTAL INDUSTRIALS				1,498,763

INFORMATION TECHNOLOGY - 0.7%
Semiconductors & Semiconductor Equipment - 0.7%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	210,000	233,625	(b)

MATERIALS - 5.3%
Containers & Packaging - 0.5%
Ball Corp., Senior Notes	6.750%	9/15/20	40,000	42,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	120,000	124,500	(b)

Total Containers & Packaging				166,900

Metals & Mining - 3.9%
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	105,000	111,562
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	35,000	37,406
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	590,000	634,250	(b)
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	28,000	34,359
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	40,000	49,052
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	420,000	449,400	(b)

Total Metals & Mining				1,316,029

Paper & Forest Products - 0.9%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	310,000	312,325

TOTAL MATERIALS				1,795,254

TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 0.6%
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	53,000	60,022
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	90,000	9	(c)(d)(f)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	25,000	26,688
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	65,000	70,200
Windstream Corp., Senior Notes	8.625%	8/1/16	30,000	31,950

Total Diversified Telecommunication Services				188,869

Wireless Telecommunication Services - 3.2%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	200,000	211,500
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	970,000	873,000

Total Wireless Telecommunication Services				1,084,500

TOTAL TELECOMMUNICATION SERVICES				1,273,369

UTILITIES - 13.0%
Gas Utilities - 0.2%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	54,000	55,445	(b)

Independent Power Producers & Energy Traders - 12.8%
AES Corp., Senior Notes	7.750%	3/1/14	697,000	759,730
AES Corp., Senior Notes	7.750%	10/15/15	80,000	87,200
AES Corp., Senior Notes	8.000%	6/1/20	900,000	985,500
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	60,000	60,975	(b)
Dynegy Inc., Bonds	7.670%	11/8/16	100,000	95,000
Edison Mission Energy, Senior Notes	7.750%	6/15/16	60,000	54,000
Edison Mission Energy, Senior Notes	7.625%	5/15/27	190,000	140,600
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	497,174	333,106	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,120,000	1,193,478
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	165,630	187,162
NRG Energy Inc., Senior Notes	7.375%	2/1/16	310,000	321,625

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
NRG Energy Inc., Senior Notes	7.375%	1/15/17	100,000		$104,250

Total Independent Power Producers & Energy Traders					4,322,626

TOTAL UTILITIES					4,378,071

TOTAL CORPORATE BONDS & NOTES (Cost - $18,752,917)					19,079,287

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1 (Cost - $109,256)	1.521%	8/25/20	1,178,073		108,248	(e)

COLLATERALIZED SENIOR LOANS - 17.4%
CONSUMER DISCRETIONARY - 11.5%
Diversified Consumer Services - 2.9%
Thomson Learning, Term Loan B	2.550%	7/3/14	994,859		980,348	(g)

Hotels, Restaurants & Leisure - 6.1%
Harrahs Operating Co. Inc., Term Loan	9.500%	10/31/16	994,975		1,059,259	(g)
Wynn Las Vegas LLC, Term Loan B	3.270%	8/17/15	1,000,000		998,333	(g)

Total Hotels, Restaurants & Leisure					2,057,592

Media - 2.5%
Charter Communications, Term Loan C	3.560%	9/6/16	431,893		433,705	(g)
Univision Communications Inc., Term Loan B2	4.510%	3/31/17	440,950		432,990	(g)

Total Media					866,695

TOTAL CONSUMER DISCRETIONARY					3,904,635

HEALTH CARE - 2.4%
Health Care Providers & Services - 2.4%
Community Health Systems Inc.	2.544%	7/25/14	312,984		311,830	(g)
Community Health Systems Inc.	2.544%	7/25/14	16,119		16,060	(g)
Community Health Systems Inc., Term Loan B	3.794%	1/25/17	157,353		158,665	(g)
HCA Inc., Term Loan B	2.553%	11/18/13	319,505		319,325	(g)

TOTAL HEALTH CARE					805,880

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.5%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.303%	3/26/14	14,000		12,525	(g)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.260 - 2.303%	3/26/14	183,573		164,232	(g)

Total Aerospace & Defense					176,757

Industrial Conglomerates - 1.5%
Penafore, LLC, Term Loan B	6.250%	9/29/16	493,311		501,634	(g)

TOTAL INDUSTRIALS					678,391

INFORMATION TECHNOLOGY - 1.0%
IT Services - 1.0%
First Data Corp., Term Loan B2	3.010%	9/24/14	344,764		326,836	(g)

MATERIALS - 0.5%
Paper & Forest Products - 0.5%
Georgia-Pacific Corp., Term Loan B	2.302 - 2.303%	12/21/12	167,224		167,737	(g)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $5,551,034)					5,883,479

SOVEREIGN BONDS - 12.3%
Brazil - 7.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	217,000	BRL	121,393
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	4,771,000	BRL	2,551,809

Total Brazil					2,673,202

Malaysia - 0.9%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	850,000	MYR	281,761

Mexico - 3.5%
Mexican Bonos, Bonds	8.000%	6/11/20	11,200,000	MXN	978,558
United Mexican States, Bonds	10.000%	12/5/24	2,000,000	MXN	199,225

Total Mexico					1,177,783

TOTAL SOVEREIGN BONDS (Cost - $4,201,494)					4,132,746

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MUNICIPAL BONDS - 0.2%
California - 0.0%
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	10,000		$9,553

New York - 0.1%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	30,000		29,071
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	10,000		9,642

Total New York					38,713

Washington - 0.1%
Washington State, GO	5.000%	2/1/33	20,000		19,947

TOTAL MUNICIPAL BONDS (Cost - $65,794)					68,213

			SHARES
COMMON STOCKS - 0.3%
MATERIALS - 0.3%
Chemicals - 0.3%
Georgia Gulf Corp.(Cost - $137,190)			3,837		102,179	*

PREFERRED STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Motors Liquidation Co. (Cost - $15,000)	1.500%		600		5,030	*

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $28,832,685)					29,379,182

			FACE AMOUNT†
SHORT-TERM INVESTMENTS - 11.4%
Sovereign Bonds - 5.0%
Egypt Treasury Bills	8.406%	2/15/11	100,000	EGP	17,017	(h)
Egypt Treasury Bills	8.598%	2/22/11	500,000	EGP	84,934	(h)
Egypt Treasury Bills	8.749%	3/8/11	1,750,000	EGP	296,242	(h)
Egypt Treasury Bills	8.940%	4/19/11	5,750,000	EGP	959,580	(h)
Egypt Treasury Bills	9.384%	5/24/11	2,000,000	EGP	330,554	(h)

Total Sovereign Bonds (Cost - $1,711,147)					1,688,327

U.S. Government Agencies - 0.8%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $274,822)	0.240%	5/9/11	275,000		274,896	(h)(i)

Repurchase Agreements - 5.6%
Barclays Capital Inc. repurchase agreement dated 1/31/11; Proceeds at maturity - $1,900,010; (Fully collateralized by U.S. government obligations, 3.500% due 2/15/39; Market value - $1,938,000) (Cost - $1,900,000)	0.180%	2/1/11	1,900,000		1,900,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,885,969)					3,863,223

TOTAL INVESTMENTS - 98.4% (Cost - $32,718,654#)					33,242,405

Other Assets in Excess of Liabilities - 1.6%					535,268

TOTAL NET ASSETS - 100.0%					$33,777,673

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Securities are in default as of January 31, 2011.

(d)	Illiquid security (unaudited).

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EGP	— Egyptian Pound
GO	— General Obligation
MXN	— Mexican Peso
MYR	— Malaysian Ringgit

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$19,079,278	$9	$19,079,287

Notes to Schedule of Investments (unaudited) (continued)

Collateralized mortgage obligations	—	108,248	—	108,248
Collateralized senior loans	—	5,883,479	—	5,883,479
Sovereign bonds	—	4,132,746	—	4,132,746
Municipal bonds	—	68,213	—	68,213
Common stocks	$102,179	—	—	102,179
Preferred stocks	—	5,030	—	5,030

Total long-term investments	$102,179	$29,276,994	$9	$29,379,182

Short-term investments†	—	3,863,223	—	3,863,223

Total investments	$102,179	$33,140,217	$9	$33,242,405

Other financial instruments:
Futures contracts	$34,039	—	—	34,039
Forward foreign currency contracts	—	$47,849	—	47,849

Total other financial instruments	$34,039	$47,849	—	$81,888

Total	$136,218	$33,188,066	$9	$33,324,293

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$133,665	$—	—	$133,665
Forward foreign currency contracts	—	256,840	—	256,840

Total	$133,665	$256,840	—	$390,505

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of October 31, 2010	$9
Accrued premiums/discounts	665
Realized gain(loss)	—
Change in unrealized appreciation (depreciation)(1)	(665)
Net purchases (sales)	—
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of January 31, 2011	$9

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2011(1)	$(665)

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding

Notes to Schedule of Investments (unaudited) (continued)

period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan Participations. The Fund invests in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and

Notes to Schedule of Investments (unaudited) (continued)

ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a net liability position of $256,840. If a contingent feature in the Master Agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivative counterparties.

(i) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(k) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,881,633
Gross unrealized depreciation	(1,357,882)

Net unrealized appreciation	$523,751

At January 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury Bonds	17	3/11	$2,227,321	$2,093,656	$(133,665)
U.S. Treasury 10-Year Notes	41	3/11	4,918,633	4,952,672	34,039

Net unrealized loss on open futures contracts					$(99,626)

At January 31, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	JP Morgan Chase Bank	98,779	$158,214	2/14/11	$69
British Pound	UBS AG London	181,000	289,909	2/14/11	(2,025)
Euro	Citibank N.A.	3,479,897	4,763,757	2/14/11	3,264
Euro	Citibank N.A.	3,479,861	4,763,707	2/14/11	27,964

					29,272

Contracts to Sell:
British Pound	Credit Suisse London	185,001	296,318	2/14/11	1,349
Euro	Citibank N.A.	2,535,537	3,470,987	2/14/11	3,319
Euro	Citibank N.A.	2,647,203	3,623,852	2/14/11	(123,852)
Euro	Citibank N.A.	3,479,897	4,763,757	2/14/11	(125,019)
Euro	Credit Suisse London	66,003	90,354	2/14/11	(3,629)
Euro	Credit Suisse London	229,010	313,500	2/14/11	(1,538)
Euro	UBS AG London	24,965	34,175	2/14/11	(777)
Euro	UBS AG London	715,998	980,155	2/14/11	2,652
Japanese Yen	Goldman Sachs International	156,321,400	1,904,642	2/14/11	9,232

					(238,263)

Net unrealized loss on open forward foreign currency contracts					$(208,991)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2011.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$34,039	$(133,665)	—	—	$(99,626)

Foreign Exchange Contracts	—	—	$47,849	$(256,840)	(208,991)

Total	$34,039	$(133,665)	$47,849	$(256,840)	$(308,617)

During the period ended January 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$12,490,002
Futures contracts (to sell)	1,883,268
Forward foreign currency contracts (to buy)	8,882,421
Forward foreign currency contracts (to sell)	13,772,912

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: March 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: March 30, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: March 30, 2011